                                                                    EXHIBIT 99.1


                            QUARTERLY CERTIFICATIONS
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of PDV America, Inc. ( "PDV America"), does hereby certify, to each officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 of PDV America fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of PDV America.



Date: November 8, 2002                               /s/ Carlos Jorda
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                                                  Name:  Carlos Jorda
                                                  Title: Chief Executive Officer




Date: November 8, 2002                               /s/ Luis Davila
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                                                  Name:  Luis Davila
                                                  Title: Chief Financial Officer